Summary Prospectus Supplement	November 6, 2024

Gilead Fund

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2024, and should be read in conjunction with such Summary Prospectus.

Effective November 1, 2024 through January 30, 2025, the maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase), applies only to purchase of $1 million or more made without an initial sale charge and applies to shares sold within 18 months of purchase UNLESS you purchased your Class A shares through Edward Jones.

If you purchased Class A shares through Edward Jones, a maximum deferred sales charge on Class A shares applies to purchases of $250,00 or more and applies to shares sold within 18 months of purchase.

Accordingly, the following replaces footnote 1 to the Fee Table in the Summary Prospectus:

The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase unless you purchased your shares through Edward Jones. If you purchased Class A shares through Edward Jones, the maximum deferred sales charge applies to purchases of $250,000 or more and applies to shares sold within 18 months of purchase.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2024, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Please retain this Supplement for future reference.